Exhibit 99.1

For further information, contact:
Beth Hubbard
SVP, Human Resources
Technology Solutions Company
312-228-4500
Beth_Hubbard@techsol.com

Technology Solutions Company Appoints Timothy Rogers as Chief Financial Officer and Secretary

CHICAGO, IL — September 26, 2007 — Technology Solutions Company (TSC) (Nasdaq: TSCC) announced today that Timothy Rogers was appointed as the company’s Chief Financial Officer and Secretary, effective September 25, 2007, reporting directly to Milton G. Silva-Craig, President and CEO. Mr. Rogers brings over twenty years of demonstrated financial expertise and success in helping organizations restore profitability and grow enterprise value – both in a services and products capacity.

Commenting on the appointment, Mr. Silva-Craig, said: “Tim’s demonstrated leadership approach and success will drive a sense of urgency and infuse the organization with a level of energy critical to executing our turnaround efforts. His experience in product and services organization is a great complement to our business as we begin the introduction of several new and exciting offerings. I am delighted to have Tim join TSC’s senior team.”

Mr. Rogers, 46, has held a series of increasingly important leadership positions in finance, most recently as CFO of RX Solutions, Inc. – a healthcare services company – from 2003 to 2006. From 2001 to 2003, Mr. Rogers was CFO for OrthoRehab, Inc. Throughout his career Mr. Rogers, who began with Arthur Andersen, has aided companies in turnaround situations by restoring profitability and growing enterprise value. Mr. Rogers is a CPA and holds a B.A. in Accounting from Illinois State University.

“Milton and his team at TSC are putting in place the right, critical foundational elements to position the business for future growth. I am pleased to be joining TSC at this exciting stage, providing the opportunity to help the team transform the company and contribute to growing its overall value,” commented Rogers.

Consistent with the company’s philosophy of aligning the interests of its management with those of its stockholders, TSC will grant Mr. Rogers inducement stock option awards for an aggregate of 40,000 shares of the company’s common stock that will vest over 3 years. These options constitute inducement awards under NASDAQ Marketplace Rule 4350.

About TSC
Technology Solutions Company (TSC) is a leading business solutions provider that partners with clients to expose and leverage opportunities that create, measure and sustain the delivery of value to their customers. Our outside-in, fact-based approach quantifies value through the eyes of our client’s customers, unleashing the potential for profit and growth. TSC serves the healthcare, financial services and manufacturing industries through tailored business solutions that deliver extraordinarily rapid and guaranteed results. For more information, please visit: www.techsol.com.

CERTAIN FORWARD-LOOKING STATEMENTS AND FACTORS THAT MAY AFFECT FUTURE RESULTS

This press release contains or may contain certain forward-looking statements concerning the Company’s financial position, results of operations, cash flows, business strategy, budgets, projected costs and plans and objectives of management for future operations as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” and other similar expressions. These forward-looking statements involve significant risks and uncertainties. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, readers are cautioned that no assurance can be given that such expectations will prove correct and that actual results and developments may differ materially from those conveyed in such forward-looking statements. The Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all forward-looking statements. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements in this press release include, among others, the Company’s ability to manage decreased revenue levels; the Company’s need to attract new business and increase revenues; the Company’s declining cash position; the Company’s ability to manage costs and headcount relative to expected revenues; the Company’s ability to successfully introduce new product and service offerings; the Company’s dependence on a limited number of clients for a large portion of its revenue; the potential loss of significant clients; the Company’s ability to attract new clients and sell additional work to existing clients; the Company’s ability to attract and retain employees; the rapidly changing nature of information technology services, including the Company’s ability to keep pace with technological and market changes and its ability to refine and add to existing service offerings; the lack of shareholder approved stock options available for grants by the Company to retain existing employees; the Company’s ability to successfully integrate the Charter business with its business; and changing business, economic or market conditions and changes in competitive and other factors, all as more fully described herein and in the Company’s filings with the Securities and Exchange Commission, press releases and other communications. Forward-looking statements are not guarantees of performance. Such forward-looking statements speak only as of the date on which they are made and, except as may be otherwise required by law, the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release. If the Company does update or correct one or more forward-looking statements, investors and others should not conclude that the Company will make additional updates or corrections with respect thereto or with respect to other forward-looking statements. Actual results may vary materially.

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